Earnings Conference Call

2nd Quarter 2012

August 2, 2012

IDACORP

Leadership Presenting Today



LaMont Keen
IDACORP President and Chief Executive Officer



Darrel Anderson
Idaho Power Company President & Chief Financial Officer



Steve Keen
Idaho Power Company Senior Vice President, Finance & Treasurer

Forward-Looking Statements

In addition to the historical information contained in this presentation, this presentation contains (and oral communications made by IDACORP, Inc. and Idaho Power Company may contain) statements that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-Looking statements include earnings guidance and estimates of key operating and financial metrics. In addition, any other statements that express or involve discussions as to expectations, beliefs, plans, objectives, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "may result," "may continue," or similar expressions, are not statements of historical facts and may be forward-looking. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in such statements include the following: (a) the effect of decisions by regulatory authorities affecting Idaho Power's ability to recover costs and/or earn a reasonable rate of return, or otherwise impacting Idaho Power's operations; (b) the availability of water for hydroelectric generation; (c) changes in costs and availability of materials and fuel, and their impact on the cost of infrastructure maintenance and development, the ability to meet required loads, and on the wholesale energy market in the western United States; (d) availability of required permits and approvals, rights-of-way, and siting, and impediments to contracting, construction, and start-up, for infrastructure development projects; (e) increases in capital expenditures and potential reductions in generation capacity as a result of regulatory conditions that may be imposed on power plant license renewals, or the non-renewal of such licenses; (f) operation of power generation facilities at below expected levels of performance, availability of electrical transmission capacity, and the availability of fuels for power generation at thermal plants and wind for wind power generation, and the ability to integrate wind resources into Idaho Power's power portfolio; (g) disruptions of Idaho Power's transmission system or interconnected transmission systems; (h) costs associated with compliance with current and future laws, regulations, and policies relating to the environment, natural resources, and endangered species; (i) the customer growth rate within Idaho Power's service area; (j) the continuing effects of the weak economy, including on demand for electricity and wholesale market prices; (k) changes in and compliance with laws, policies, and regulations, including new interpretations and enforcement initiatives by regulatory authorities; (l) global climate change and regional weather variations affecting customer demand; (m) weather and other natural phenomena such as earthquakes, floods, droughts, lightning, wind, and fire and their impact on power demand and infrastructure; (n) increases in the costs associated with energy commodity and other derivative instruments; (o) market prices and demand for energy; (p) the ability to obtain debt and equity financing or refinance existing debt when necessary or on favorable terms; (q) general capital market conditions and government regulation that affect the cost of capital, the ability to access the capital markets, financing terms, and postretirement benefit funding obligations; (r) the outcome of litigation and regulatory proceedings, and penalties, settlements, or awards that influence business and profitability; (s) reductions in credit ratings and the resulting impact on access to capital markets; (t) restrictions on the payment of dividends under certain circumstances; (u) changes in tax laws or new interpretations of tax laws, and the availability, use, and regulatory treatment of tax credits; (v) employee workforce factors; and (w) new accounting or Securities and Exchange Commission or New York Stock Exchange requirements, or new interpretations or application of existing requirements. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in IDACORP's and Idaho Power's most recent Annual Report on Form 10-K and reports on Forms 8-K and 10-Q filed with the U.S. Securities and Exchange Commission, including Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

IDACORP

Subsidiary Contributions – Net Income
(in thousands except for per diluted share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2012	2011	2012	2011
Idaho Power Company	$ 34,709	$ 20,701	$ 60,529	$ 50,548
Other (Net)	592	200	(299)	93
Total	$ 35,301	$ 20,901	$ 60,230	$ 50,641
Weighted average outstanding shares – diluted	49,984	49,516	49,944	49,436
Earnings per diluted share	$ 0.71	$ 0.42	$ 1.21	$ 1.02

2Q2011 to 2Q2012

Net Income Attributable to IDACORP, Inc.
(Millions)

Net Income Attributable to IDACORP, Inc. – June 30, 2011		**$ 20.9**
Rate and Other Regulatory Changes, Including Pension Expense Recovery, Power Cost and Fixed Cost Adjustment Mechanisms*	$ 5.8	
Increase in Sales Volumes*	19.5	
Pension Expenses*	(2.0)	
Change in Depreciation, Property Tax and Other - Net*	1.0	
Increase in Earnings at Bridger Coal Company*	3.2	
Increase in AFUDC*	2.5	
Decrease in Additional Amortization of ADITC	(3.7)	
Income Tax Expense and Other Net Decreases (net of tax)	(11.9)	14.4
Net Income Attributable to IDACORP, Inc. – June 30, 2012		**$ 35.3**

* Amounts are pre-tax

ADITC Extension 2012-2014


Sharing Percentage
100%
75%
50%
25%
Earnings Deadband
Customer Benefit
Company Benefit
9.50%
10.00%
10.50%
Return On Year-End Equity In Idaho Jurisdiction
$5M
$10M
$15M
$20M
$25M
Ability to use additional ADITC's of up to $25 million in 2012 and $45 million over three year period 2012-2014*
* At August 2, 2012, the company does not expect to use additional ADITC's in 2012

ADITC—Accumulated Deferred Investment Tax Credits

Key Financial & Operating Metrics and 2012 Earnings Guidance

	2012 Estimates	
	Current [1]	Previous [2]
Idaho Power Operations & Maintenance Expense (millions)	No Change	$325 - $335
Idaho Power Additional Amortization of ADITC	None	Less Than $5M
Idaho Power Capital Expenditures (millions)	$230 - $235	$230 - $240
Idaho Power Hydroelectric Generation (million MWh)	7.5 – 8.5	7.5 – 9.5
Non-Regulated Subsidiary Earnings and Holding Company Expenses (millions)	No Change	$0 - $3
2012 IDACORP Earnings Guidance [1]	$3.20 - $3.35 per diluted share	

[1] As of August 2, 2012. The 2012 guidance incorporates all of the key operating and financial assumptions listed above.

[2] As of May 3, 2012.

Summary of Cash Flows

($ Million)

IDACORP	Six Months Ended June 30, 2012	2011
Net cash provided by operating activities	$ 83.0	$ 156.9

Liquidity

As of June 30, 2012
($ Million)

	IDACORP	Idaho Power[1]
5-Year Line of Credit Facility – Expires October 2016	$ 125.0	$ 300.0
Plus: Cash and Cash Equivalents	8.1	6.2
Less: Commercial Paper	(54.7)	(10.0)
Total	$ 78.4	$ 296.2

[1] Excludes $24.2 million identified for Port of Morrow and American Falls bonds that holders may put to Idaho Power.

Langley Gulch

- Plant Statistics
  - 300 MW combined cycle natural gas power plant
  - In-service June 29, 2012
  - Heat rate – approx. 6,750 Btu/kWh
  - Gas burn rate – approx. 1,800 MMBtu/h

- Idaho Rate Recovery

– Total Estimated Plant Investment	$398.1M
– Idaho Rate Base	$335.9M
– Regulated Rate of Return	7.86%
– Base Rate Increase	$58.1M
– Effective Date	July 1, 2012



Idaho Economic Brief

Boise Area Highlights - 2012

LACTALIS AMERICAN GROUP

$40 million mozzarella plant expansion

Simplot

Jump Project - $70 million project in downtown Boise

St Luke's

Ten year, $1.2 billion capital plan

Retail Activity

BIG AL'S

ROSAUERS SUPERMARKETS

NORDSTROM rack

KOHL'S expect great things

FredMeyer

Questions?

Contact Information

Analysts & Investors

Lawrence F. Spencer
Director of Investor Relations
(208) 388-2664
LSpencer@idacorpinc.com

Media

Stephanie McCurdy
Corporate Communication
(208) 388-6973
SMcCurdy@idahopower.com